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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated July 18, 2002, in the Form S-1 Registration Statement and related Prospectus of Hornbeck Offshore Services, Inc. dated July 19, 2002.

                                          /s/ Ernst & Young LLP

New Orleans, Louisiana
July 19, 2002